Delaware FundsSM by Macquarie

Supplement to the current Statutory Prospectus
for each Delaware Fund
 (each, a "Fund" and together, the "Funds")

Effective as of the date of this supplement, the following is added to the statutory prospectus section entitled, "Broker-defined sales charge waiver policies":

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

CDSC waivers on Class C shares

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
—Shares sold to pay certain brokerage fees initiated by the broker
—Shares acquired through a right of reinstatement
—Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 31, 2017.